UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Notice of Special Meeting & Proxy Statement
September 29, 2017 – New York, NY

“Your vote is very important. We encourage you to vote your shares by proxy even if you do not plan to attend the meeting.”

Dear Fellow FuelCell Energy Shareholder:

We are pleased to invite you to attend a special meeting of shareholders (the “Special Meeting”) to be held on Friday, September 29, 2017 at 10:00 AM at the at the offices of Foley & Lardner LLP, 90 Park Avenue, 35th Floor, New York, New York 10016.

We are holding the Special Meeting for the following purposes, which are described in more detail in the accompanying proxy statement:

1.	To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on December 3, 2015 (the “December 2015 Certificate of Amendment”) and the 1-for-12 reverse stock split of our common stock (the “2015 Reverse Stock Split”) that was effected thereby and became effective on December 3, 2015 (the “Amendment Ratification”); and

2.	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Amendment Ratification (the “Adjournment Proposal”).

Our board of directors has fixed August 25, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

As described in the proxy statement accompanying this notice, because there may be uncertainty regarding the validity or effectiveness of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split, our board of directors is submitting the Amendment Ratification to our shareholders in order to eliminate such uncertainty. The Amendment Ratification is being submitted to our shareholders pursuant to Section 204 of the Delaware General Corporation Law, or the DGCL, and Delaware common law. Under Section 204 of the DGCL, shareholders of record as of December 3, 2015 (including holders of our non-voting preferred stock), other than holders whose identities or addresses cannot be determined from our records, as well as holders of record of our non-voting preferred stock as of the record date for the Special Meeting, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of our common stock as of August 25, 2017, the record date for the Special Meeting.

As discussed in the proxy statement accompanying this notice, in the Amendment Ratification proposal, the shareholders are being asked to vote upon the ratification of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split (in which each 12 outstanding shares of common stock were combined into one share of common stock, resulting in the combination of all previously outstanding shares of our common stock into approximately 26.2 million shares of common stock). As noted above and as further described in the proxy statement, there may be uncertainty with respect to the validity or effectiveness of those acts. Specifically, certain shares of common stock held through brokers/nominees and with respect to which the beneficial owner had not provided the broker/nominee with voting instructions, were voted by the broker/nominee in favor of the approval of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split in accordance with the rules of the New York Stock Exchange, or NYSE. These NYSE rules are applicable to brokers/nominees regardless of whether an issuer is listed on the NYSE or NASDAQ. Therefore, these rules apply to us as a NASDAQ listed company. Certain statements made in our definitive proxy statement for our 2015 Annual Meeting of Shareholders, which included a proposal relating to the 2015 Reverse Stock Split, were inconsistent with allowing brokers/nominees to cast votes without instruction. Our board of directors has ratified the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split pursuant to Section 204 of the DGCL, subject to shareholder ratification.

This notice and the accompanying proxy statement constitute the notice required to be given to our shareholders (including our shareholders as of December 3, 2015) under Section 204 of the DGCL in connection with the Amendment Ratification proposal. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a shareholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time. Accordingly, if the Amendment Ratification is approved at the Special Meeting, any claim that the filing and effectiveness of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split are void or voidable due to the failure to receive the requisite shareholder approval at our 2015 Annual Meeting of Shareholders, or that the Delaware Court of Chancery should declare, in its discretion, that the Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time at which a certificate of validation filed with respect to the Amendment Ratification becomes effective under the DGCL (which will be the validation effective time with respect to the Amendment Ratification).

On behalf of our board of directors, I thank you for your ongoing interest and investment in FuelCell Energy, Inc. We are committed to acting in the best long-term interests of our shareholders.

Your vote is very important. We encourage you to vote your shares by proxy even if you do not plan to attend the Special Meeting. Our board of directors recommends the approval of the proposals being presented at the Special Meeting as being in the best interest of our Company and our shareholders.

Sincerely,

John A. Rolls
Chairman of the Board
September [   ], 2017

Notice of Special Meeting of Shareholders

Friday, September 29, 2017

10:00 a.m. Eastern Daylight Time
The Offices of Foley & Lardner LLP, 90 Park Avenue, New York, NY 10016

ITEMS OF BUSINESS

1.	To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on December 3, 2015 and the 1-for-12 reverse stock split of our common stock that was effected thereby and became effective on December 3, 2015 (the “Amendment Ratification”); and
2.	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Amendment Ratification.

RECORD DATE
Shareholders of record on August 25, 2017 are entitled to notice of, and to vote at, the Special Meeting. In addition, shareholders of record as of December 3, 2015 (including holders of our non-voting preferred stock), other than holders whose identities or addresses cannot be determined from our records, as well as holders of record of our non-voting preferred stock as of the record date for the Special Meeting, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of our common stock as of August 25, 2017, the record date for the Special Meeting.

MATERIALS TO REVIEW
This booklet contains our Notice of Special Meeting and Proxy Statement which describe the business we will conduct at the Special Meeting.

PROXY VOTING
It is important that your shares are represented and voted at the Special Meeting. Please vote your shares according to the instructions under “How to Vote” in the Proxy Summary.

ADMISSION TO THE SPECIAL MEETING
To attend the Special Meeting, please follow the “Meeting Attendance” instructions in the Proxy Summary.

By Order of the Board of Directors,

Jennifer D. Arasimowicz
Corporate Secretary
September [   ], 2017

Guide to FuelCell Energy’s Proxy Statement

Proxy Summary		1

PROXY STATEMENT		2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		5

Proposals to be Voted on by Shareholders at the Special Meeting		6

Proposal 1	Ratification of the Filing and Effectiveness of the Certificate of Amendment to Our Amended and Restated Certificate of Incorporation Filed with the Secretary of State of the State of Delaware on December 3, 2015 and the Reverse Stock Split Effected Thereby	6

Proposal 2	The Adjournment Proposal	8

ADDITIONAL INFORMATION AND OTHER MATTERS		8

General		8
Shareholder Proposals for the 2018 Annual Meeting		9
Householding		9
Quorum		9
Counting Votes		9
Voting by Proxy		10
Other Matters		10
Information About Advance Registration for Attending the Special Meeting		10

Annex A	Ratification Resolution	A-1

Annex B	Sections 204 and 205 of the Delaware General Corporation Law	B-1

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Proxy Summary

This summary highlights selected information contained throughout this proxy statement. Please read the entire proxy statement before casting your vote.

Eligibility to Vote

Shareholders of our common stock of record at the close of business on August 25, 2017 are entitled to vote at the Special Meeting of Shareholders.

How to Vote

You may vote using any one of the following methods. In all cases, you should have your 16-Digit Control Number from your proxy card available, and follow the simple instructions. Voting will be accepted until 11:59 p.m. (Eastern Daylight Time) on September 28, 2017:

Online at www.proxyvote.com	By telephone at 1-800-690-6903

Online using your mobile device by scanning the QR Code	By mail by voting, signing and timely mailing your Proxy Card

Meeting Information

Time and Date: Friday, September 29, 2017 at 10:00 a.m. (Eastern Daylight Time)

Place: The Offices of Foley & Lardner LLP, 90 Park Avenue, New York, NY 10016

Meeting Attendance

Meeting attendance requires advance registration. Please contact the office of the corporate secretary at corporatesecretary@fce.com to request an admission ticket. If you do not have an admission ticket, you must present proof of stock ownership in order to attend the meeting.

Company Profile

FuelCell Energy delivers proprietary power solutions that enable economic prosperity with the clean and affordable supply, recovery and storage of energy. SureSourcetm power plants are generating ultra-clean, efficient and reliable power on three continents, affordably providing continuous distributed power generation to a variety of industries including utilities, commercial and municipal customers. The Company’s power plants have generated billions of kilowatt hours of ultra-clean power using a wide variety of fuels including renewable biogas from wastewater treatment and food processing, as well as clean natural gas. For additional information, please visit www.fuelcellenergy.com and follow us on Twitter.

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Shareholder Voting Matters

		Management Recommendation	Page Reference (for more detail)
1.	To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on December 3, 2015 and the 1-for-12 reverse stock split of our common stock that was effected thereby and became effective on December 3, 2015 (the “Amendment Ratification”); and	FOR	6
2.	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Amendment Ratification (the “Adjournment Proposal”).	FOR	8

PROXY STATEMENT

FuelCell Energy, Inc. (referred to in this Proxy Statement as “we,” “FuelCell”, “FuelCell Energy” or the “Company”) is sending you this Proxy Statement in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at FuelCell’s Special Meeting of Shareholders (the “Special Meeting”) and at any adjournment thereof. The Special Meeting will be held at the offices of Foley & Lardner LLP, 90 Park Avenue, New York, NY 10016 on Friday, September 29, 2017 at 10:00 a.m. Eastern Daylight Time. The Company is a Delaware corporation. The address of the Company’s principal executive offices is FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810.

As of August 25, 2017, there were [   ] shares of common stock outstanding and entitled to vote on all matters at the Special Meeting. Holders of common stock outstanding at the close of business on the record date will be entitled to one vote for each share held by them on the record date.

The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is September [   ], 2017.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on September 29, 2017: Pursuant to SEC rules, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Special Meeting and Proxy Statement are also available at http://investor.fce.com/Investors/default.aspx.

QUESTIONS AND ANSWERS ABOUT THE 2017 SPECIAL MEETING OF SHAREHOLDERS

What is the purpose of the Special Meeting?

We are holding the Special Meeting for the following purposes, which are described in more detail below in this Proxy Statement:

(1)	To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation filed with the Secretary of State of the State of Delaware on December 3, 2015 (the “December 2015 Certificate of Amendment”) and the 1-for-12 reverse stock split of our common stock (the “2015 Reverse Stock Split”) that was effected thereby and became effective on December 3, 2015 (the “Amendment Ratification”); and

(2)	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Amendment Ratification (the “Adjournment Proposal”).

As further described in this Proxy Statement, we have determined that there may be uncertainty regarding the validity and effectiveness of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split and are submitting the

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Amendment Ratification to our shareholders in order to eliminate such uncertainty. The Amendment Ratification is being submitted to our shareholders pursuant to Section 204 of the Delaware General Corporation Law, or the DGCL, and Delaware common law. Under Section 204 of the DGCL, shareholders of record as of December 3, 2015 (including holders of our non-voting preferred stock), other than holders whose identities or addresses cannot be determined from our records, as well as holders of record of our non-voting preferred stock as of the record date for the Special Meeting, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of our common stock as of August 25, 2017, the record date for the Special Meeting.

The notice and this Proxy Statement constitute the notice required to be given to our shareholders (including our shareholders as of December 3, 2015) under Section 204 of the DGCL in connection with the Amendment Ratification. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a shareholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time. Accordingly, if the Amendment Ratification is approved at the Special Meeting, any claim that the filing and effectiveness of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split are void or voidable due to the failure to receive the requisite shareholder approval at our 2015 Annual Meeting of Shareholders, or that the Delaware Court of Chancery should declare, in its discretion, that the Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time at which a certificate of validation filed with respect to the Amendment Ratification becomes effective under the DGCL (which will be the validation effective time with respect to the Amendment Ratification).

What is in this Proxy Statement?

This Proxy Statement describes the proposals on which we would like you, as a shareholder, to vote at the Special Meeting. It gives you information on the proposals, as well as other information about us, so that you can make an informed decision on whether or how to vote your stock.

Who is entitled to vote at the Special Meeting?

The Board has set the close of business on August 25, 2017 as the record date for the determination of shareholders of the Company’s common stock, par value $0.0001 per share, who are entitled to notice of and to vote at the Special Meeting.

What are the voting rights of the holders of our common stock?

Each share of our common stock entitles the holder to one vote on all matters to come before the Special Meeting. As to each of the proposals, you may vote “FOR,” “AGAINST,” or “ABSTAIN”.

How will my shares be voted if I am a shareholder of record?

Your proxy will be voted according to your instructions. If you are a shareholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you attend the Special Meeting and vote your shares. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board. Similarly, if you sign and submit your proxy card or voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of our Board.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, both the Amendment Ratification and the Adjournment Proposal are “routine” matters. Accordingly, brokers will have such discretionary authority to vote on the Amendment Ratification and the Adjournment Proposal.

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Special Meeting with respect to the proposals described in this Proxy Statement.

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How many votes are needed to approve each proposal?

Approval of the Amendment Ratification requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding as of the record date for the Special Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of common stock casting votes on the matter at the Special Meeting (assuming a quorum is present).

How does the Board recommend that I vote?

The Board recommends that you vote:

•“FOR” the Amendment Ratification; and

•“FOR” the Adjournment Proposal.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We expect to publish final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Special Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of August 31, 2017 with respect to: (a) each of our directors; (b) each of our named executive officers named in the Summary Compensation Table under the heading “Executive Compensation” in our definitive proxy statement filed with the SEC on February 17, 2017; (c) Ms. Jennifer D. Arasimowicz, our Senior Vice President, General Counsel and Corporate Secretary, who was appointed a named executive officer on April 6, 2017; (d) POSCO Energy Co., Ltd. and NRG Energy, Inc.; and (e) all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock they beneficially own. Applicable percentage ownership is based on [    ] shares of common stock outstanding. In computing the number of shares of common stock beneficially owned by a person and the applicable percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of August 31, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an asterisk (“*”).

Unless indicated otherwise, the address of each holder is in care of FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810.

Name	Position	Number of Shares Beneficially Owned(1)	Percentage Beneficially Owned
Arthur A. Bottone	President & Chief Executive Officer; Director	198,592	*
Michael S. Bishop	Senior Vice President, Chief Financial Officer & Treasurer(2)	97,587	*
Jennifer D. Arasimowicz	Senior Vice President, General Counsel and Corporate Secretary	16,196	*
Anthony F. Rauseo	Senior Vice President & Chief Operating Officer(3)	112,048	*
James Herbert England	Director(4)	75,114	*
Matthew F. Hilzinger	Director(5)	64,068	*
John A. Rolls	Director(6)	218,512	*
Christopher S. Sotos	Director	-	*
Natica von Althann	Director(7)	24,683	*
Togo Dennis West, Jr.	Director(8)	41,738	*
NRG Energy, Inc. 804 Carnegie Center Princeton, NJ 08540	(9)	1,420,363	2.33%
POSCO Energy Co., LTD. 440 Teheran-ro, Gangnam-Gu Seoul 135-777 Korea	(9)	2,565,534	4.21%
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP	(10 PERSONS)(10)	822,583	2.83%

*	Less than one percent.
(1)	Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.
(2)	Mr. Bishop’s shareholdings include options to purchase 1,417 shares of common stock.
(3)	Mr. Rauseo’s shareholdings include options to purchase 2,001 shares of common stock.
(4)	Mr. England by virtue of being a director of Enbridge Inc., may be deemed to beneficially own 15,166 shares of common stock which are issuable upon conversion of the FuelCell Energy, Inc. Ltd. Series 1 Preferred Stock held by Enbridge Inc. Mr. England’s shareholdings include options to purchase 50,857 shares of common stock.
(5)	Mr. Hilzinger’s shareholdings include options to purchase 1,668 shares of common stock.

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(6)	Mr. Rolls’ shareholdings include options to purchase 117,846 shares of common stock.
(7)	Ms. von Althann’s shareholdings include options to purchase 1,668 shares of common stock.
(8)	Secretary West’s shareholdings include options to purchase 12,521 shares of common stock.
(9)	Based upon the Company’s records as of August 31, 2017.
(10)	Includes options to purchase 187,978 shares of common stock which are currently exercisable and 15,166 shares of common stock that are issuable upon conversion of the FCE FuelCell Energy, Ltd. Series 1 Preferred Stock.

Proposals to be Voted on by Shareholders at the Special Meeting

Proposal 1	Ratification of the Filing and Effectiveness of the Certificate of Amendment to Our Amended and Restated Certificate of Incorporation Filed with the Secretary of State of the State of Delaware on December 3, 2015 and the Reverse Stock Split Effected Thereby

Background

Our Board has determined that it is in the best interests of the Company and our shareholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 3, 2015 (the “December 2015 Certificate of Amendment”) and the 1-for-12 reverse stock split of our common stock (the “2015 Reverse Stock Split”) that was effected thereby. This ratification would be retroactive to the effectiveness of the filing of the December 2015 Certificate of Amendment.

At our 2015 Annual Meeting of Shareholders held on April 2, 2015, we asked our shareholders to authorize our Board to effect, in its discretion, on or prior to April 2, 2016, a reverse stock split of our outstanding (and treasury) common stock at one of five reverse stock split ratios (1-for-3, 1-for-5, 1-for-7, 1-for-10 or 1-for-12) as determined by our Board, and to approve a corresponding amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of common stock that we were authorized to issue, subject to the Board’s authority to determine not to effect any reverse stock split (the “Reverse Stock Split Proposal”).

At our 2015 Annual Meeting of Shareholders, our inspector of elections determined that the Reverse Stock Split Proposal received the requisite shareholder approval and certified that the proposal passed. As part of this determination, votes cast by brokers/nominees without instruction from the beneficial owners of certain of our outstanding shares of common stock were counted in favor of the Reverse Stock Split Proposal in accordance with the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers/nominees may cast such votes. These NYSE rules are applicable to brokers/nominees regardless of whether an issuer is listed on the NYSE or NASDAQ. Therefore, these rules apply to us as a NASDAQ listed company. Certain statements made in the definitive proxy statement for our 2015 Annual Meeting of Shareholders, which was filed on Schedule 14A with the SEC on February 12, 2015 (the “2015 Proxy Statement”), were inconsistent with allowing brokers/nominees to cast votes without instruction. The 2015 Proxy Statement stated that brokers/nominees would not have discretion to vote for the Reverse Stock Split Proposal without instruction, and, therefore, brokers/nominees would not be entitled to vote shares for which they did not receive instructions from beneficial owners (each share for which no

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instruction was given, a “broker non-vote”). The 2015 Proxy Statement stated that broker non-votes would be counted as votes “against” the Reverse Stock Split Proposal.

Our Board subsequently decided to implement a 1-for-12 reverse stock split in accordance with the authority granted to it pursuant to the Reverse Stock Split Proposal. We subsequently filed the December 2015 Certificate of Amendment with the Secretary of State of the State of Delaware on December 3, 2015. A question has been raised regarding the validity of the vote on the Reverse Stock Split Proposal due to the disclosures in the 2015 Proxy Statement regarding the authority of brokers/nominees to vote on the Reverse Stock Split Proposal without instruction.

Our Board, in consultation with counsel, has determined that the description of the authority of brokers/nominees to vote on the Reverse Stock Split Proposal without instruction in the 2015 Proxy Statement may create some uncertainty as to the effect of the vote obtained on the Reverse Stock Split Proposal at the 2015 Annual Meeting of Shareholders. As a result, our Board has determined that it is in the best interests of the Company and our shareholders to ratify the filing and effectiveness of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to the effectiveness of these corporate acts. If the ratification of the filing and effectiveness of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split, which is referred to herein as “Amendment Ratification,” is approved by the shareholders and becomes effective, the ratification will be retroactive to December 3, 2015, which was the date of the filing of the December 2015 Certificate of Amendment with the Secretary of State of the State of Delaware and the date the 2015 Reverse Stock Split became effective.

Our Board Approved the Ratification of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. We do not believe that it is clear that the filing and effectiveness of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split are invalid and ineffective. However, on August 25, 2017, after consultation with counsel, our Board determined that it would be advisable and in the best interests of the Company and our shareholders to ratify the filing and effectiveness of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split pursuant to Section 204 of the DGCL in order to eliminate any uncertainty related to their validity or effectiveness, and unanimously adopted the resolutions attached hereto as Annex A (such resolutions are incorporated herein by reference) approving the Amendment Ratification. Our Board also recommended that our shareholders approve the Amendment Ratification for purposes of Section 204 of the DGCL, and directed that the Amendment Ratification be submitted to our shareholders for approval.

The text of Sections 204 and 205 of the DGCL are attached hereto as Annex B.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the shareholders to approve the Amendment Ratification, we intend to file a certificate of validation with respect to the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split with the Secretary of State of the State of Delaware (the “Certificate of Validation”). The time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the “validation effective time” of the Amendment Ratification within the meaning of Section 204 of the DGCL, which, in the case of the Amendment Ratification, will be on the date we file the Certificate of Validation.

Retroactive Ratification of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split

The effect of the ratification will be retroactive to December 3, 2015, which was the date of the filing of the December 2015 Certificate of Amendment with the Secretary of State of the State of Delaware and the date the 2015 Reverse Stock Split became effective. When the Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split are void or voidable as a result of the potential failure of authorization described above.

Time Limitations on Legal Challenges to the Ratification of the December 2015 Certificate of Amendment and the 2015 Reverse Stock Split

If the Amendment Ratification becomes effective, under the DGCL, any claim that (i) the December 2015 Certificate of Amendment or the 2015 Reverse Stock Split ratified pursuant to the Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the Amendment Ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time that

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the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL.

The Consequences if the Amendment Ratification is Not Approved by the Shareholders

If the Amendment Ratification is not approved by the requisite vote of the shareholders, we will not be able to file the Certificate of Validation with the Secretary of State of the State of Delaware and the Amendment Ratification will not become effective, in accordance with Section 204 of the DGCL. The failure to approve the Amendment Ratification may leave us exposed to potential claims that (i) the vote on the Reverse Stock Split Proposal did not receive the requisite shareholder approval, (ii) the December 2015 Certificate of Amendment was therefore not validly implemented by our Board, and the 2015 Reverse Stock Split was not validly effected and (iii) actions taken by us in reliance on the 2015 Reverse Stock Split (such as stock issuances) were improperly effected.

Vote Required; Recommendation of our Board

Approval of the Amendment Ratification requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding as of the record date for the Special Meeting. The NYSE has confirmed that this proposal is a “routine” matter on which brokers may vote without instruction from beneficial owners. Therefore, there will be no broker non-votes on this matter. Abstentions will have the same effect as a vote against this proposal.

For the foregoing reasons, our Board recommends that shareholders vote “FOR” approval of the Amendment Ratification.

Proposal 2      The Adjournment Proposal

Our Board is asking our shareholders to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Amendment Ratification, which we refer to herein as the “Adjournment Proposal.”

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of common stock casting votes on the matter at the Special Meeting (assuming a quorum is present). The NYSE has confirmed that this proposal is a “routine” matter on which brokers may vote without instruction from beneficial owners. Therefore, there will be no broker non-votes on this matter. Abstentions will have no effect on the voting results for the Adjournment Proposal (assuming a quorum is present).

Our Board recommends that shareholders vote “FOR” approval of the Adjournment Proposal.

ADDITIONAL INFORMATION AND OTHER MATTERS

General

Only shareholders of the Company’s common stock as of the close of business on August 25, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. As of the Record Date, there were [            ] shares of common stock issued and outstanding. Each holder of common stock is entitled to one vote for each share held on the Record Date, including common stock:

•	held directly in the shareholder’s name as “shareholder of record” (also referred to as a “registered shareholder”);

•	held for the shareholder in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or nominee how to vote their shares; and

•	held for the shareholder by the Company as restricted shares (whether vested or non-vested) under any of the Company’s stock incentive plans.

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Shareholder Proposals for the 2018 Annual Meeting

If any shareholder wishes to propose a matter for consideration at our 2018 Annual Meeting of Shareholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary, FuelCell Energy, Inc., Office of the Corporate Secretary, 3 Great Pasture Road, Danbury, CT 06810. To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2018 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before October 20, 2017. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our amended and restated by-laws permit shareholders to nominate directors and present other business for consideration at our Annual Meeting of Shareholders. To make a director nomination or present other business for consideration at the Annual Meeting of Shareholders to be held in 2018, you must submit a timely notice in accordance with the procedures described in our amended and restated by-laws. To be timely, a shareholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of the Company not less than ninety days nor more than one hundred twenty days prior to the one-year anniversary of the immediately preceding year’s annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2018, such a proposal must be received on or after December 7, 2017, but not later than January 6, 2018. In the event that the date of the Annual Meeting of Shareholders to be held in 2018 is advanced by more than thirty days, or delayed by more than sixty days, from the anniversary date of this year’s Annual Meeting of Shareholders, such notice by the shareholder must be so received no earlier than the one hundred twentieth day prior to the Annual Meeting of Shareholders to be held in 2018 and not later than the ninetieth day prior to such Annual Meeting of Shareholders to be held in 2018 or, if later, the tenth day following the day on which public disclosure of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our amended and restated by-laws.

Householding

Individual shareholders sharing an address with one or more other shareholders may elect to “household” the mailing of the proxy statement, or the notice of internet availability of proxy materials, as applicable. This means that only one proxy statement or notice will be sent to that address unless one or more shareholders at that address specifically elect to receive separate mailings. Shareholders who participate in householding will continue to receive separate proxy cards. We will promptly send a separate proxy statement or notice to a shareholder at a shared address on request. Shareholders with a shared address may also request us to send separate proxy statements or notices in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address. Requests related to householding should be mailed to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

If you are a shareholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.

Quorum

The holders of a majority of the shares of common stock entitled to vote as of the Record Date present, in person or by proxy, will constitute a quorum at the meeting.

Counting Votes

You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each of the proposals presented. A vote “FOR” will be counted in favor of the proposal and a vote “AGAINST” will be counted against the proposal. An “ABSTAIN” vote will have the same effect as a vote “AGAINST” the Amendment Ratification but will have no effect on the voting results for the Adjournment Proposal.

If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote these shares on the Amendment Ratification or the Adjournment Proposal, your broker may exercise its discretion to vote for or against those proposals in the absence of your instruction, as the NYSE has confirmed that each of these proposals are “routine” under the NYSE’s rules.

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All properly executed proxies returned in time to be counted at the Special Meeting will be voted by the persons identified on the proxy card at the Special Meeting. Shares represented by a properly executed proxy received prior to the vote at the Special Meeting and not revoked will be voted at the Special Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted “FOR” the Amendment Ratification and “FOR” the Adjournment Proposal.

Broadridge Financial Solutions, Inc. will be the tabulator of the votes for the Special Meeting.

Voting by Proxy

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a shareholder of record, you may vote by proxy. You can vote by proxy over the internet, by mail or by telephone by following the instructions provided in the “Proxy Summary” or on the proxy card. The persons named as attorneys-in-fact in the proxy, Arthur A. Bottone and Jennifer D. Arasimowicz, were selected by our Board.

A shareholder may change its vote and revoke its proxy at any time prior to the vote at the Special Meeting. A shareholder of record may change its vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to the Secretary of the Company or by voting in person at the Special Meeting. Attendance at the Special Meeting will not cause a shareholder’s previously granted proxy to be revoked unless such shareholder specifically so requests. For shareholders who hold their shares beneficially in street name, such shareholders may change their vote by submitting new voting instructions to their broker, trustee or nominee following the instruction it has provided, or, if such shareholder has obtained a legal proxy from its broker or nominee giving it the right to vote its shares, by attending the Special Meeting and voting.

All expenses incurred in connection with the solicitation of proxies will be borne by the Company. In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees (for no additional compensation) in person or by telephone. We have also hired Alliance Advisors to assist in the solicitation of proxies. Fees for this service are estimated to be approximately $20,000, plus out-of-pocket expenses, to assist in the solicitation. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

Other Matters

As of the date of this Proxy Statement, our Board knows of no matters which will be presented for consideration at the Special Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

Information About Advance Registration for Attending the Special Meeting

In accordance with our security procedures, admission to the Special Meeting will be restricted to holders of record and beneficial owners of FuelCell Energy voting securities as of the Record Date, August 25, 2017. You will need to provide valid government-issued photo identification, such as a driver’s license or passport, to gain entry to the Special Meeting. Meeting attendance requires advance registration. Please contact the office of the Corporate Secretary at corporatesecretary@fce.com to request an admission ticket. If you do not have an admission ticket, you must present proof of ownership in order to be admitted to the Special Meeting.

•	If you are a holder of record of FuelCell Energy voting securities, you should indicate that you plan to attend the Special Meeting when submitting your proxy by checking the box (Yes) in the bottom left corner of your proxy card.

•	If you are a beneficial owner of FuelCell Energy voting securities held by a bank, broker or other nominee, you will also need an admission ticket or proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from the bank, broker or other nominee are examples of proof of ownership. If you want to vote in person your FuelCell Energy voting securities held by a bank, broker or other nominee, you will have to obtain a proxy, executed in your favor, from the holder of record.

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If you have questions regarding directions to or admission to the Special Meeting, you may contact the office of the Corporate Secretary at:

FuelCell Energy, Inc.

Office of the Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810
(203) 825-6102

corporatesecretary@fce.com

Please include the following information with your inquiry:

•	Your name and complete mailing address;

•	Your email address; and

•	Proof that you own FuelCell Energy shares (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement).

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Annex A	Ratification Resolution

resolutions OF THE BOARD OF DIRECTORS OF
FUELCELL ENERGY, INC.

WHEREAS, on December 3, 2015, FuelCell Energy, Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company setting forth an amendment (the “Amendment”) that effected a 1-for-12 reverse stock split (the “Reverse Split”) of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”);

Whereas, the Board of Directors (the “Board”) of the Company believes that such Amendment, and the Reverse Split effected thereby, were validly authorized by the Board and by the Company’s shareholders at the Company’s 2015 Annual Meeting of Shareholders, held on April 2, 2015 (the “2015 Annual Meeting”), pursuant to the Company’s shareholders’ approval of the proposal submitted to the Company’s shareholders at the 2015 Annual Meeting asking the Company’s shareholders to authorize the Board to effect, in its discretion, on or prior to April 2, 2016, a reverse stock split of the Company’s outstanding (and treasury) Common Stock at one of five reverse stock split ratios (1-for-3, 1-for-5, 1-for-7, 1-for-10 or 1-for-12) as determined by the Board, and to approve a corresponding amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the reverse stock split and to reduce proportionately the total number of shares of Common Stock that the Company was authorized to issue, subject to the Board’s authority to determine not to effect any reverse stock split (the “Reverse Stock Split Proposal”);

Whereas, the Board has been advised that a question has been raised regarding whether such Reverse Stock Split Proposal and such Amendment, and the Reverse Split effected thereby, were properly approved; and

Whereas, in order to eliminate any uncertainty regarding the validity of such Amendment and the Reverse Split, the Board has determined that it is advisable to adopt the following resolutions to ratify such actions.

Ratification of the Reverse Split and Amendment

NOW THEREFORE BE IT RESOLVED: that the potentially defective corporate acts to be ratified by this resolution are (i) the filing and effectiveness of, and the amendment effected by, the Amendment filed with the Office of the Secretary of State of the State of Delaware (the “State Office”) on December 3, 2015 and (ii) the Reverse Split, which resulted in the combination of all of the shares of Common Stock of the Company outstanding immediately prior to the effectiveness of the Reverse Split into 26,300,204 shares of Common Stock of the Company upon the effectiveness of the Reverse Split (which, together with the filing and effectiveness of, and the amendment affected by, the Amendment, are referred to herein as the “Potentially Defective Corporate Acts”); and be it

RESOLVED FURTHER, that the nature of the potential failures of authorization in respect of the Potentially Defective Corporate Acts identified in the paragraph immediately above are as follows: (i) the Reverse Stock Split Proposal was submitted to the Company’s shareholders for their approval at the 2015 Annual Meeting, and, at the 2015 Annual Meeting, the Company’s inspector of elections determined that the proposal to approve the Reverse Stock Split Proposal received the requisite shareholder approval, and based in part on that determination, the Company filed the Amendment with the State Office on December 3, 2015, thereby effecting the Reverse Split on December 3, 2015; (ii) as part of the determination that the Reverse Stock Split Proposal received the requisite shareholder approval, votes cast by brokers/nominees without instruction from the beneficial owners of certain shares of Common Stock (the “Broker Votes”) were counted as votes in favor of the approval of the Reverse Stock Split Proposal; however, the counting of the Broker Votes in favor of such approval was inconsistent with certain statements made in the Company’s proxy materials for its 2015 Annual Meeting, which stated that a broker/nominee would not have discretion to vote on the Reverse Stock Split Proposal without instruction from the applicable beneficial owner and that the failure of a beneficial owner to provide his, her or its broker/nominee with instruction regarding how to vote on the Reverse Stock Split Proposal would have the same effect as casting a vote “against” the Reverse Stock Split Proposal; and (iii) if the Broker Votes were counted as votes “against” the proposal to approve the Reverse Stock Split Proposal, the Reverse Stock Split Proposal would not have been approved by the holders of a majority of the outstanding shares of Common Stock, as required by Section 242 of the Delaware General Corporation Law (the “DGCL”); and be it

RESOLVED FURTHER, that the Board hereby approves, adopts and authorizes, in all respects, the ratification of the Potentially Defective Corporate Acts pursuant to Section 204 of the DGCL and approves, adopts, authorizes and ratifies the Potentially Defective Corporate Acts.

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Submission to Shareholders for Ratification

RESOLVED FURTHER, that the Board hereby directs that the Potentially Defective Corporate Acts shall be submitted to the shareholders of the Company for the shareholders to ratify such acts under Section 204 of the DGCL and under common law, and the Board hereby recommends that the shareholders ratify the Potentially Defective Corporate Acts; and be it

RESOLVED FURTHER, that the proper officers of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to submit the proposal to ratify the Potentially Defective Corporate Acts at a Special Meeting (as the same may be adjourned and/or postponed, the “Special Meeting”) of the Company’s shareholders, which meeting shall be held on September 29, 2017, at 10:00 a.m., Eastern Daylight Time, at the Offices of Foley & Lardner LLP, 90 Park Avenue, New York, NY 10016 (unless the Board fixes another date, time and place), and further directed to provide notice of the Special Meeting in accordance with Section 204(d) of the DGCL to the shareholders entitled to vote thereon and to all other holders entitled to notice thereunder; and be it

RESOLVED FURTHER, that the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting shall be the close of business on August 25, 2017, as previously set by the Board (unless the Board subsequently fixes a different record date for such purposes); and be it

RESOLVED FURTHER, that the Board hereby recommends that the shareholders entitled to vote thereon approve the ratification of the Potentially Defective Corporate Acts.

Abandonment

RESOLVED FURTHER, that at any time before the “validation effective time,” as such term in used in Section 204 of the DGCL, in respect of the Potentially Defective Corporate Acts identified in the foregoing resolutions, notwithstanding approval of the ratification of such Potentially Defective Corporate Acts by the shareholders of the Company, the Board may abandon the ratification of such Potentially Defective Corporate Acts without further action of the shareholders of the Company.

Authorization to Prepare and File Certificate of Validation

RESOLVED FURTHER, that, following the ratification by the shareholders of the Company of the Potentially Defective Corporate Acts identified in the foregoing resolutions, each officer of the Company (acting alone) is hereby authorized to execute a certificate of validation in respect of such Potentially Defective Corporate Acts and to cause such certificate of validation to be filed with the State Office, with such certificate of validation to be in such form and filed at such time as any such officer may deem advisable (the advisability of which shall be conclusively evidenced by the execution and filing of such certificate of validation).

Common Law Ratification

RESOLVED FURTHER, that in addition to the ratification permitted by Section 204 of the DGCL, the Board hereby approves, adopts, confirms and ratifies the Potentially Defective Corporate Acts identified in the foregoing resolutions for all purposes of, and to the fullest extent permitted by, the common law of Delaware or any other applicable law.

General Authority

RESOLVED FURTHER, that the proper officers of the Company are, and each of them hereby is, authorized, empowered and directed on behalf of the Company to take any and all such further action and to execute any and all such further documents, instruments and certificates, and to do or cause to be done all such other acts and things, and take all such steps and other action or actions necessary, appropriate or advisable in order to effectuate the full intent and purpose of any and all of the preceding resolutions all of which are hereby authorized, adopted, approved, ratified and confirmed.

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Annex B	Sections 204 and 205 of the Delaware General Corporation Law

§ 204 Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)(1) In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

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(2) Such defective corporate act did not result from a failure to comply with § 203 of this title.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraph (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required. Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

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(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3) Information required by 1 of the following paragraphs:

a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section. A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §§ 13, 14 or 15(d) [15 U.S.C. §§ 78m, 77n or 78o(d)] of the Securities Exchange Act of 1934, as amended, and

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the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter, but is void or voidable due to a failure of authorization;

(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation, or any plan or agreement to which the corporation is a party, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) “Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

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In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

§ 205 Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

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(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CONSOLIDATED ID TEMPLATE V1 FUELCELL ENERGY, INC. FUELCELL ENERGY, INC. 3 GREAT PASTURE ROAD DANBURY, CT 06810 ATTN: CORPORATE SECRETARY VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w Yes No 2. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal 1 at the Special Meeting. 1. To ratify the filing and effectiveness of the certificate of amendment to the FuelCell Energy, Inc. Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 3, 2015 and the 1-for-12 reverse stock split of the Company’s common stock that was effected thereby and became effective on December 3, 2015; and Please indicate if you plan to attend this meeting. For Against Abstain ! ! ! ! ! ! ! ! The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. E32437-S62067

E32438-S62067 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Friday, September 29, 2017: The Notice and Proxy Statement is available at www.proxyvote.com. If you are a holder of record and you wish to attend the Special Meeting, please indicate that you plan to attend the meeting when submitting your proxy by checking the box (Yes) in the bottom left corner of your Proxy Card. FUELCELL ENERGY, INC. PROXY FOR THE SEPTEMBER 29, 2017 SPECIAL MEETING OF SHAREHOLDERS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Arthur A. Bottone and Jennifer D. Arasimowicz, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Special Meeting of Shareholders to be held at the Offices of Foley & Lardner LLP, 90 Park Avenue, 35th Floor, New York, NY, on Friday, September 29, 2017, at 10:00 a.m. Eastern Daylight Time and at any adjournment or postponement thereof. This proxy, when properly executed will be voted as directed, or if no direction is given, will be voted "FOR" Proposals 1 and 2, and in the discretion of the proxies on any other matter that properly comes before the meeting or any adjournments or postponements thereof. This proxy may be used by shareholders of record as of August 25, 2017. Continued and to be signed on reverse side